Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT

TO

CREDIT AGREEMENT

Viacom Inc.

SECOND AMENDMENT dated as of November 9, 2012 (this “Amendment”) to the Credit Agreement, entered into as of October 8, 2010, as amended on December 2, 2011 (and as further amended from time to time, the “Credit Agreement”), by and among VIACOM INC., a Delaware corporation, (“Viacom”); each Subsidiary Borrower (as therein defined); the lenders party thereto (the “Lenders”); JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”); CITIBANK, N.A., a national banking association, and BANK OF AMERICA N.A., a national banking association, as syndication agents for the Lenders (in such capacity, the “Syndication Agents”); DEUTSCHE BANK SECURITIES INC., MORGAN STANLEY MUFG LOAN PARTNERS, LLC, THE ROYAL BANK OF SCOTLAND PLC and WELLS FARGO BANK, N.A., as documentation agents for the Lenders (in such capacity, the “Documentation Agents”); and J.P. MORGAN SECURITIES LLC, CITIGROUP GLOBAL MARKETS INC., and BANC OF AMERICA SECURITIES LLC as joint lead arrangers and joint bookrunners. Capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

RECITALS

WHEREAS, the Borrowers and the Lenders desire to make certain modifications to the Credit Agreement as provided herein;

NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto hereby agree as follows:

SECTION 1. Amendments to Credit Agreement.

(a)     The first “WHEREAS” clause of the recitals to the Credit Agreement is hereby amended by (i) deleting the words, “(including, without limitation, acquisitions and commercial paper backup)” therein and (ii) replacing the number “2.10” therein with the number “2.50”.

(b)     The definition of “Administrative Agent Fee Letter” in Section 1.1 of the Credit Agreement is amended by changing the date referred to therein to “October 15, 2012”.

(c)     The definition of “Revolving Credit Maturity Date” in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Revolving Credit Maturity Date” shall mean November 9, 2017.

(d)     Section 2.13(d) of the Credit Agreement is hereby amended by replacing the number “$3,000,000,000” therein with the number “$3,500,000,000”.

(e)     Section 2.15 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

Section 2.15.     Reserve Requirements; Change in Circumstances. (a) Notwithstanding any other provision herein, if after the Closing Date any change in applicable law or regulation (including any change in the reserve percentages provided for in Regulation D) or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof shall change the basis of taxation of payments to any Lender of the principal of or interest on any Eurocurrency Loan or Absolute Rate Loan made by such Lender (other than changes in respect of taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office (or in which it holds any Eurocurrency Loan or Absolute Rate Loan) or by any political subdivision or taxing authority therein and other than taxes that would not have been imposed but for the failure of such Lender to comply with applicable certification, information, documentation or other reporting requirements), or shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by such Lender, or shall impose on such Lender or the London interbank market any other condition affecting this Agreement or any Eurocurrency Loan or Absolute Rate Loan made by such Lender (including any assessment or charge on or with respect to the Commitments, Loans, deposits or liabilities incurred to fund Loans, assets consisting of Loans (but not unrelated assets) or capital attributable to the foregoing), and the result of any of the foregoing shall be to increase the cost to such Lender of maintaining its Commitment or making or maintaining any Eurocurrency Loan or Absolute Rate Loan or Letter of Credit or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise) in respect of any Eurocurrency Loan or Absolute Rate Loan or Letter of Credit by an amount deemed by such Lender to be material, then the relevant Borrower agrees to pay to such Lender as provided in paragraph (c) below such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered. Notwithstanding the foregoing, no Lender shall be entitled to request compensation under this paragraph with respect to any Competitive Loan if the change giving rise to such request shall, or in good faith should, have been taken into account in formulating the Competitive Bid pursuant to which such Competitive Loan shall have been made.

(b) If any Lender or any Issuing Lender shall have determined that the adoption after the Closing Date of any law, rule, regulation or guideline regarding capital adequacy or liquidity, or any change in any law, rule, regulation or guideline regarding capital adequacy or liquidity, or in the interpretation or administration of any of the foregoing by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any lending office of such Lender) or Issuing Lender or any Lender’s or Issuing Lender’s holding company with any request or directive regarding capital adequacy or liquidity (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender’s or Issuing Lender’s capital or on the capital of such Lender’s or Issuing Lender’s holding company, if any, as a consequence of this Agreement or the Loans made by such Lender or the LC Exposure of such Lender or Letters of Credit issued by such Issuing Lender pursuant hereto to a level below that which such Lender or Issuing Lender or such Lender’s or Issuing Lender’s holding company could have achieved but for such applicability, adoption, change or compliance (taking into consideration such Lender’s or Issuing Lender’s policies and the policies of such Lender’s or Issuing Lender’s holding company with respect to capital adequacy and liquidity) by an amount deemed by such Lender or Issuing Lender to be material, then from time to time the relevant Borrower agrees to pay to such Lender or Issuing Lender as provided in paragraph (c) below such additional amount or amounts as will compensate such Lender or Issuing Lender or such Lender’s or Issuing Lender’s holding company for any such reduction suffered.

(c) A certificate of each Lender or Issuing Lender setting forth such amount or amounts as shall be necessary to compensate such Lender or Issuing Lender as specified in paragraph (a) or (b) above, as the case may be, and the basis therefor in reasonable detail shall be delivered to the relevant Borrower and shall be conclusive absent manifest error. The relevant Borrower shall pay each Lender or Issuing Lender the amount shown as due on any such certificate within 30 days after its receipt of the same. Upon the receipt of any such certificate, the relevant Borrower shall be entitled, in its sole discretion, if any requested Loan has not been made, to cancel its acceptance of the relevant Competitive Bids or to cancel the Competitive Bid Request relating thereto, subject to Section 2.16.

(d) Except as provided in this paragraph, failure on the part of any Lender or Issuing Lender to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period shall not constitute a waiver of such Lender’s or Issuing Lender’s right to demand compensation with respect to any other period. The protection of this Section 2.15 shall be available to each Lender and Issuing Lender regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition which shall have occurred or been imposed so long as it shall be customary for Lenders or Issuing Lenders affected thereby to comply therewith. No Lender or Issuing Lender shall be entitled to compensation under this Section 2.15 for any costs incurred or reductions suffered with respect to any date unless it shall have notified the relevant Borrower that it will demand compensation for such costs or reductions under paragraph (c) above not more than 90 days after the later of (i) such date and (ii) the date on which it shall have become aware of such costs or reductions. Notwithstanding any other provision of this Section 2.15, no Lender or Issuing Lender shall demand compensation for any increased cost or reduction referred to above if it shall not at the time be the general policy or practice of such Lender or Issuing Lender (as the case may be) to demand such compensation in similar circumstances under comparable provisions of other credit agreements, if any. In the event any Borrower shall reimburse any Lender or Issuing Lender pursuant to this Section 2.15 for any cost and such Lender or Issuing Lender (as the case may be) shall subsequently receive a refund in respect thereof, such Lender or Issuing Lender (as the case may be) shall so notify such Borrower and, upon its request, will pay to such Borrower the portion of such refund which such Lender or Issuing Lender (as the case may be) shall determine in good faith to be allocable to the cost so reimbursed. The covenants contained in this Section 2.15 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

(e) For purposes hereof, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives concerning capital adequacy or liquidity promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be changes in law or regulation referred to in paragraphs (a) and (b) of this Section after the Closing Date, regardless of the date enacted, adopted, promulgated or issued.

(f)     Article III of the Credit Agreement is hereby amended by (a) replacing each reference therein to “December 31, 2009” with a reference to “September 30, 2011”, (b) replacing each reference therein to “June 30, 2010” with a reference to “June 30, 2012” and (c) replacing each reference therein to “six-month period” with a reference to “nine-month period”.

(g)     Section 5.8 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

Section 5.8. Use of Proceeds. On and after the Effective Date, each Borrower will use the proceeds of the Loans and will use the Letters of Credit hereunder solely for general corporate purposes (in each case in compliance with all applicable legal and regulatory requirements, including, without limitation, Regulation U and the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the regulations thereunder); provided, that neither any Agent nor any Lender shall have any responsibility as to the use of any of such proceeds.

(h)     Section 9.4(g) of the Credit Agreement is amended by inserting the following immediately after “shall execute a Confidentiality Agreement”:

“(or enter into confidentiality undertakings substantially similar to those in Exhibit D hereto)”.

(i)     Schedule 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 1.1 hereto.

(j)     Annex I to the Credit Agreement is hereby deleted in its entirety and replaced with Annex I hereto (and the pricing set forth therein shall be effective from and including the Amendment Effective Date).

(k)     Upon the effectiveness of this Amendment as provided in Section 4 below, (i) the Commitment of each Lender that is not listed on Schedule 1.1 hereto shall be terminated and each such Lender shall cease to have a Commitment under the Credit Agreement and (ii) each financial institution becoming party hereto as a Lender, to the extent not already a Lender under the Credit Agreement, shall become a party to the Credit Agreement as amended hereby and a Lender thereunder and shall be bound by the provisions of the Credit Agreement as amended hereby and have the rights and obligations of a Lender thereunder.

SECTION 2.     Representations and Warranties. (a) Viacom hereby represents and warrants to the Administrative Agent and the Lenders that (i) this Amendment has been duly executed and delivered by Viacom and constitutes a legal, valid and binding obligation of Viacom, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other laws affecting creditors’ rights generally, concepts of reasonableness and general principles of equity, regardless of whether considered in a proceeding in equity or at law, (ii) the representations and warranties of Viacom set forth in the Credit Agreement (as amended by this Amendment) or contained in any certificate furnished by or on behalf of Viacom pursuant to or in connection with the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date and (iii) on and as of the Amendment Effective Date (as defined below) no Default or Event of Default has occurred and is continuing.

(b)     Each Lender party hereto hereby represents and warrants to Viacom that it is duly authorized to enter into this Amendment and, to the extent not already a Lender under the Credit Agreement, the Credit Agreement.

SECTION 3.     Credit Agreement in Full Force and Effect as Amended. Except as specifically stated herein, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and are hereby in all respects ratified and confirmed. All references in the Credit Agreement to “hereunder”, “hereof”, “herein”, or words of like import, and all references to the “Credit Agreement” in any other document or instrument, shall be deemed to mean the Credit Agreement, as amended by this Amendment. This Amendment shall not constitute a novation of the Credit Agreement, but shall constitute an amendment thereto. The parties hereto agree to be bound by the terms and obligations of the Credit Agreement, as amended by this Amendment, as though the terms and obligations of this Credit Agreement were set forth herein. Nothing herein shall be deemed to entitle Viacom to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as amended hereby in similar or different circumstances.

SECTION 4.     Effectiveness. The amendments provided for by this Amendment shall become effective, as of the date first above written, on the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received:

(a)     duly executed counterparts hereof that, when taken together, bear the authorized signatures of the Administrative Agent, Viacom, each of the Lenders party hereto and each other financial institution becoming a party hereto as a Lender;

(b)     a Closing Certificate, substantially in the form of Exhibit E to the Credit Agreement, of Viacom, dated the Amendment Effective Date, with appropriate insertions and attachments; and

(c)     an opinion of the general counsel of Viacom, dated the Amendment Effective Date, in form and substance satisfactory to the Administrative Agent.

SECTION 5.     Counterparts. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be as effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6.     APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

VIACOM INC.

By:	/s/ George S. Nelson
Name: George S. (Toby) Nelson
Title: Senior Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders and as a Lender

By:	/s/ Tina Ruyter
Name: Tina Ruyter
Title: Executive Director

CITIBANK, N.A., as Syndication Agent and as a Lender

By:	/s/ Elizabeth M. Gonzalez
Name: Elizabeth M. Gonzalez
Title: VP & MD

BANK OF AMERICA, N.A., as Syndication Agent and as a Lender

By:	/s/ Jay D. Marquis
Name: Jay D. Marquis
Title: Director

[Signature Page to the Second Amendment to the Viacom Inc. Credit Agreement]

DEUTSCHE BANK SECURITIES INC., as Documentation Agent

By:	/s/ R. Scott Flieger
Name: R. Scott Flieger
	Title:	Managing Director | COO CMTS North America Deutsche Bank Securities Inc.

By:	/s/ Andreas Neumeier
Name: Andreas Neumeier
Title: Managing Director

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ R. Scott Flieger
Name: R. Scott Flieger
	Title:	Managing Director | COO CMTS North America Deutsche Bank Securities Inc.

By:	/s/ Andreas Neumeier
Name: Andreas Neumeier
Title: Managing Director

[Signature Page to the Second Amendment to the Viacom Inc. Credit Agreement]

THE ROYAL BANK OF SCOTLAND PLC, as Documentation Agent and as a Lender

By:	/s/ Alex Daw
Name: Alex Daw
Title: Director

WELLS FARGO BANK, N.A., as Documentation Agent and as a Lender

By:	/s/ Jessica Belanger
Name: Jessica Belanger
Title: Vice President

[Signature Page to the Second Amendment to the Viacom Inc. Credit Agreement]

SIGNATURE PAGE TO THE

SECOND AMENDMENT

TO THE VIACOM INC.

CREDIT AGREEMENT

Name of Lender:	BNP PARIBAS

by	/s/ Barbara E. Nash
Name: Barbara E. Nash
Title: Managing Director

by1	/s/ Maria Mulic
Name: Maria Mulic, CFA
Title: Vice President

[1]	For any Lender requiring a second signature line

[Signature Page to the Second Amendment to the Viacom Inc. Credit Agreement]

SIGNATURE PAGE TO THE

SECOND AMENDMENT

TO THE VIACOM, INC.

CREDIT AGREEMENT

Name of Lender:	Mizuho Corporate Bank, Ltd.

by	/s/ Bertram H. Tang
Name: Bertram H. Tang
Title: Authorized Signatory

by1
Name:
Title:

[1]	For any Lender requiring a second signature line

[Signature Page to the Second Amendment to the Viacom Inc. Credit Agreement]

SIGNATURE PAGE TO THE

SECOND AMENDMENT

TO THE VIACOM, INC.

CREDIT AGREEMENT

Name of Lender:	Royal Bank of Canada

by	/s/ William J. Caggiano
Name: William J. Caggiano
Title: Authorized Signatory

by1
Name:
Title:

[1]	For any Lender requiring a second signature line

[Signature Page to the Second Amendment to the Viacom Inc. Credit Agreement]

SIGNATURE PAGE TO THE

SECOND AMENDMENT

TO THE VIACOM, INC.

CREDIT AGREEMENT

Name of Lender:	Sumitomo Mitsui Banking Corporation

by	/s/ Shuji Yabe
Name: Shuji Yabe
Title: Managing Director

by1
Name:
Title:

[1]	For any Lender requiring a second signature line

[Signature Page to the Second Amendment to the Viacom Inc. Credit Agreement]

SIGNATURE PAGE TO THE

SECOND AMENDMENT

TO THE VIACOM, INC.

CREDIT AGREEMENT

Name of Lender:	Lloyds TSB Bank plc

by	/s/ Stephen Giacolone
Name: Stephen Giacolone
Title: Assistant Vice President G011

by1	/s/ Candi Obrentz
Name: Candi Obrentz
Title: Vice President O013

[1]	For any Lender requiring a second signature line

[Signature Page to the Second Amendment to the Viacom Inc. Credit Agreement]

SIGNATURE PAGE TO THE

SECOND AMENDMENT

TO THE VIACOM, INC.

CREDIT AGREEMENT

Name of Lender:	U.S. BANK NATIONAL ASSOCIATION

by	/s/ Colleen McEvoy
Name: Colleen McEvoy
Title: Vice President

by1
Name:
Title:

[1]	For any Lender requiring a second signature line

[Signature Page to the Second Amendment to the Viacom Inc. Credit Agreement]

SIGNATURE PAGE TO THE

SECOND AMENDMENT

TO THE VIACOM, INC.

CREDIT AGREEMENT

Name of Lender:	The Bank of Tokyo-Mitsubishi UFJ, Ltd.

by	/s/ Jose Carlos
Name: Jose Carlos
Title: Director

by1
Name:
Title:

[1]	For any Lender requiring a second signature line

[Signature Page to the Second Amendment to the Viacom Inc. Credit Agreement]

SIGNATURE PAGE TO THE

SECOND AMENDMENT

TO THE VIACOM, INC.

CREDIT AGREEMENT

Name of Lender:	Morgan Stanley Bank, N.A.

by	/s/ Kelly Chin
Name: Kelly Chin
Title: Authorized Signatory

[Signature Page to the Second Amendment to the Viacom Inc. Credit Agreement]

SIGNATURE PAGE TO THE

SECOND AMENDMENT

TO THE VIACOM, INC.

CREDIT AGREEMENT

Name of Lender:	The Bank of New York Mellon

by	/s/ Mark W. Rogers
Name: Mark W. Rogers
Title: Vice President

by1
Name:
Title:

[1]	For any Lender requiring a second signature line

[Signature Page to the Second Amendment to the Viacom Inc. Credit Agreement]

SIGNATURE PAGE TO THE

SECOND AMENDMENT

TO THE VIACOM, INC.

CREDIT AGREEMENT

Name of Lender:	The Northern Trust Company

by	/s/ Daniel J. Boote
Name: Daniel J. Boote
Title: Senior Vice President

by1
Name:
Title

[1]	For any Lender requiring a second signature line

[Signature Page to the Second Amendment to the Viacom Inc. Credit Agreement]

SIGNATURE PAGE TO THE

SECOND AMENDMENT

TO THE VIACOM, INC.

CREDIT AGREEMENT

Name of Lender:	SOVEREIGN BANK, N.A.

by	/s/ William Maag
Name: William Maag
Title: Senior Vice President

[Signature Page to the Second Amendment to the Viacom Inc. Credit Agreement]

SIGNATURE PAGE TO THE

SECOND AMENDMENT

TO THE VIACOM, INC.

CREDIT AGREEMENT

Name of Lender:	Intesa Sanpaolo S.p.A., New York Branch

by	/s/ John Michalisin
Name: John Michalisin
Title: FVP & Relationship Manager

by1	/s/ Francesco Di Mario
Name: Francesco Di Mario
Title: FVP & Head of Credit

[1]	For any Lender requiring a second signature line

[Signature Page to the Second Amendment to the Viacom Inc. Credit Agreement]